FORM 8-K/A

AMENDMENT NO. 1 TO FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549


                               Current Report

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 5, 2000


                               Motorola, Inc.
            (Exact name of registrant as specified in its charter)


                                  Delaware
               (State or other jurisdiction of incorporation)


              1-7221                              36-1115800
        (Commission File Number)     (I.R.S. Employer Identification No.)


                1303 East Algonquin Road, Schaumburg, Illinois
                  (Address of principal executive offices)


     Registrant's telephone number, including area code:  (847) 576-5000


                               Not applicable
         (Former name or former address, if changed since last report.)



Item 7.  Financial Statements and Exhibits.


In connection with the merger of General Instrument Corporation with and into Motorola, Inc., which was completed on January 5, 2000, the financial statements and information required by Items 7 (a) and (b) of the General Instructions to Form 8-K have been included in Amendment No. 2 to Form S-4 (Reg. No. 333-88735) which was filed with the Commission on November 29, 1999 which is heretofore incorporated by reference in this Form 8-K and shall be deemed to be a part hereof.


The following are filed as Exhibits to this Report.

NONE



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               MOTOROLA, INC.



Dated:    March 17, 2000                    By: /s/ Anthony M. Knapp
                                                 Anthony M. Knapp
                                                 Senior Vice President
                                                 and Controller